OriginOil

Rodman & Renshaw Global Investment Conference
September 2011

OTC/BB: OOIL

www.originoil.com

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Disclaimer

- This presentation is for discussion purposes only. All timelines, amounts and milestones referenced herein are subject to market conditions. The material is based upon information management considers to be reliable but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Safe Harbor Statement

Matters discussed in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with our history of losses and our need to raise additional financing, the acceptance of our products and technology in the marketplace, our ability to demonstrate the commercial viability of our products and technology and our need to increase the size of our organization.

Further information on our risk factors is contained in our quarterly and annual reports as filed with the Securities and Exchange Commission. As a result there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Company Highlights

- Focus on algae, the third-generation biofuel with multiple advantages over earlier generation feedstocks.
- First-to-market with proprietary technologies that overcome the critical water-extraction and technology integration hurdles in industrial algae production.
- Pursuing an efficient technology business model, enabling low capital requirements and multiple partnership/licensing opportunities.
- Helping to define a blendable feedstock for algae biofuel production.
- Initial revenue traction in large-scale algae production for carbon capture, planning further inroads into waste water, petrochemical applications.
- Transitioning to commercialization with first large-scale installation; achieved first revenue in 2010 and recently passed $1 million in booked orders for 2011.
- Extensive IP portfolio.
- Deep, committed investor base.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

WHY ALGAE?

Three Generations of Biofuels

- **First Generation –** Billions invested in corn, vegetable oils, sugar cane. Major food supply dislocations since 2008. Ethanol subsidies in deep trouble. “Rich farmers.”
- **Second Generation –** Billions more still being invested in non-food land crops such as grasses, forestry, jatropha. Food chain dislocation avoided, but major issues of land and fresh water use remain.
- **Third Generation – *Advanced Biofuels.***
  - Not a food crop.
  - Needs minimal land.
  - Uses waste, brackish, or salt water.
  - Purifies water (nitrates, drugs, salts).
  - Massive rates of CO_2 absorption.
  - Large-scale Oxygen (and Hydrogen) generation.
  - Rapid harvests, permitting industrial scale production.

Algae is the Third Generation feedstock and is expected to dominate the biofuels marketplace.









Carbon Capture – The First Application

OriginOil

- Algae production costs are ideally offset by remediation fees:
  - Water pollutants (nitrates, toxins) in waste water streams.
  - CO_2 emissions from factories, power plants, etc.
- Carbon regs/taxation in Europe, Japan, Australia etc. driving adoption of Carbon Capture and Storage (CCS).
- Geo-CCS is a multi-billion dollar industry, but very expensive, ineffective.
- Algae for beneficial re-use (CCR) is faster, cheaper, more ecological.
- Algae CCR is driving the first major investments in industrial algae (e.g. Anglo-American Mining investing in MBD Energy).

Carbon Capture is the first legitimate industrial algae application outside of high-end nutritionals.

Algal Biofuels: An Engine of Growth

- The world biofuels market is expected to grow at a CAGR of 12%+ until 2017.
- $105.4 billion in forecasted annual revenue by 2018.


Commercial Timeline of Algal Biofuels
8 billion gallons/yr
1 billion gallons/yr
100 million gallons/yr
50 million gallons/yr
10 million gallons/yr
1 million gallons/yr
100,000 gallons/yr
100,000 Gallons
1 Million Gallons
10 Million Gallons
100 Million Gallons
1 Billion Gallons
6 Billion Gallons
2010
2011
2012
2013
2018
2025

Sources: Algae 2020, Emerging Markets Online Consulting Services, Biofuel Digest

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Potential Share of Algal Biofuels Market

OriginOil

Despite an economic downturn, environmental concerns and volatile crude oil prices continue to drive the algae biofuels industry:

- Algae market forecast to reach $1.6 billion by 2015.
- Emerging production technologies such as OriginOil's are expected to make up one-third of the market by 2015, obsoleting current technologies.
- This forecast points to a half-billion market for production technologies such as OriginOil's by 2015.

Source: Algae Biofuels Production Technologies Worldwide Market Research Report

The Advanced Biofuels Mandate



Total Renewable Fuel Standard
Mandated by the Energy Independence and Security Act of 2007
U.S. Environmental Protection Agency
Billions of gallons
40
35
30
25
20
15
10
5
0
2009 ethanol production
2022: 36 billion
Other
Advanced Biofuel requirement
Cellulosic biofuel
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

- **Algae, the primary advanced biofuel, will benefit from US mandated standards:**
  - Ethanol fully replaced by 2022.
  - Fastest growth among all biofuels.

Source: http://www.epa.gov/oms/renewablefuels/420f09023.htm

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Algae To Dominate Renewable Chemicals

- 90% of crude oil goes into fuel, but 40% of the profits come from petrochemicals.
- Renewable chemicals market is poised to become a viable alternative to petrochemicals.
- Algae is the only renewable feedstock which can scale realistically to compete with petroleum.



Petrochemical Industry
Biobased Industry
Crude oil and natural gas
Plant biomass and wastes
Hydrocarbons
Sugars, oils, etc.
Feedstocks and intermediaries
Fuels
Gasoline, diesel
Chemicals
Materials
Fuels
Bulk and Specialty Chemicals
Biofuels
Ethanol, biodiesel
Chemicals
Biobased Materials

- Renewable chemicals market: $56.9B in sales by 2015.
- Elevance (Cargill spinoff) grossing $10MM today, forecasts $1B in 2016.
- Elevance raised $100MM in 2010 and has indicated to OriginOil its priority focus on algae.
- Fast-growing renewable chemicals company Cereplast (NASDAQ: CERP) has announced an intention to move from corn feedstocks to algae.

Sources: GIA Global Strategic Business Report: Renewable Chemicals Plastics News Energy & Environmental Systems Institute

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

OUR TECHNOLOGY

The Problem

OriginOil

The industry's foremost technology challenge is getting the oil out of the water.

BiofuelsDigest
The world's most widely read biofuels daily

So, you have either get the water out of the algae or the algae out of the water. Or else, you have a whole lotta watta – that is to say, as much as a thousand gallons of water for every gallon of algae.

The little guys are too small for traditional means of filtration, centrifuging, or solvent extraction (typically, using hexane). It's more than "the mother of all challenges", its a barrier that, in itself, could prevent algal biofuel from reaching commercial parity with $80 crude oil. General Atomics has pegged the current cost of algae harvesting at $0.80 to $1.60 per gallon. As they say, a tad high.

A technology solution is critical.

Source: Biofuels Digest, 18 January 2011 Lotta Watta: algal innovators pioneering new extraction techniques

The Solution

OriginOil has the critical technology for oil extraction from algae:



Single-Step Oil Extraction
OriginOil
Mature Algae
Extraction Tank
Processed Culture
Low Voltage Power Input
CO_2
CO_2 for pH Modification
Return Culture
Gravity Clarifier
Lipid
Water
SVO (Straight Vegetable Oil)
Electromagnetic Fields
Algae
Water Recycling (Return to Bioreactor)
Quantum Fracturing™
CO_2
Biomass
© OriginOil 2009 Patents Pending
*Not to Scale

- ✓ In one step, the system dewaters the algae and breaks down cell walls.
- ✓ After concentration, algae crude can be further processed for valuable products.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE


OriginOil®
ALGAE EXTRACTION WITH REAL-TIME CONTROL
OriginOil Supervised System:
Algae Growth System
S
Growth Control System
H2O
CO2
NPK
Algae
PLC
SCADA (Supervisory Control and Data Acquisition)
SENSORS
EXTRACTION PLC (PROGRAMMABLE LOGIC CONTROLLER)
ACTUATORS
GROWTH PLC
Filtration
Single Step Extraction™
Concentration
Algae Crude
UIF
(Uniform Intermediate Feedstock)
Separation
Water Recycling
Post-Processing
Feedstocks
Bio-Oil
Biogas
Biochar
Drop-In Fuels
Chemicals
De-Oiled Biomass
Feed
Fertilizer
Proteins
Methane
Ethanol
Oils (Lipids)
Pharmaceuticals
Nutriceuticals
Chemicals
Bio Diesel
TITLE ALGAE EXTRACTION WITH REAL-TIME CONTROL
AUTHOR OriginOil, Inc.
DATE 29 June 2011
SHEET 1 OF 1
REVISION 20110629k - 16 August 2011
Copyright © 2011 OriginOil, Inc.
All World Rights Reserved. Patents Pending.

Focused IP Portfolio

OriginOil

- Primary focus on company's core extraction technology:
  - First filing: Single-Step Extraction™(4/17/2009): A revolutionary simplification of the algae harvesting process.
  - Supporting filings: Live Extraction™ (8/13/2010), Extracting Non-Polar Lipids (10/19/2010), Dewatering System (10/17/2010), SCADA (Supervisory Control and Data Acquisition) (8/4/2011).
- Non-core IP being managed for future algae oil services business:
  - Quantum Fracturing™ (7/28/2007) (active PTO review).
  - Helix Bioreactor™ (5/23/2008) (active PTO review).
  - Modular and Scalable Growth System (5/30/2008).
  - Optimizing Photosynthesis in a Photo Bioreactor (1/6/2009).
  - Dynamic Control System (7/13/2009).
  - MultiReactor™ (4/28/2010).
  - Hydrogen Harvester™ (6/18/2010).
  - Algae Screen™ (3/18/2011).

OUR BUSINESS

Compact and Profitable Business Model

- OriginOil's blend of Strategic Partnerships and OEM/Licensing offers a host of potential advantages, including:
  - Limited capital requirements.
  - Avoided costs for volume manufacturing, time saved in building distribution channels.
  - Collaborate with major players instead of competing with them.
  - Diversified revenue streams (large customer sales now, blending into licensing annuities).



OriginOil
Strategic Partners
OEMs & Licensees
Distributors
Manufacturers
Engineering Service Firms
Specialty Operators

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

OriginOil's First Strategic Partner

- **OriginOil Receives Order for Large-Scale Algae Extraction System**
  - 27 May 2011: firm order from MBD Energy, Ltd. (MBD), Australian algae integrator backed by Anglo-American Mining (AU$100 million IPO pending).
  - MBD is OriginOil's scale-up customer, dedicated to industrial carbon capture using algae.
  - 5 August 2011: MBD issues a purchase order for an expanded configuration, bringing the total order to $850,000.

This brings OriginOil's order backlog to $1 million for 2011 to date.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

A Fast-Growing Partnership

- Technology To Date:
  1. Quantum Fracturing™ (QF) technology to inject CO_2 and nutrients into algae culture.
  2. Single Step Extraction™ (SSE) for continuous, highly scalable, chemical-free dewatering and cell lysing.
- Timeline:
  - June 2010: MBD orders research-scale QF & SSE systems. Strategic agreement.
  - December 2010: Research systems operating successfully at James Cook Univ.
  - January 2011: MBD orders construction-phase SSE for Tarong Power Station.
  - April-May 2011: Scale and integration trials at MBD.
  - May 2011: MBD orders large-scale SSE for Tarong Power Station 1 ha Industrial Demonstration plant.
  - August 2011: MBD increases order size for Tarong large-scale SSE.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

OriginOil's First Strategic Partner


COPYRIGHT MBD ENERGY LIMITED 2010

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

4-Stage Process to Scale

MBD ENERGY LIMITED OriginOil



JCU Research Facility (5,000 m2) ✓

Tarong Energy Display Plant (1-Hectare)

Pilot Plant (30-90 Hectare)

Demonstration Plant (500-Hectare +)

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Key Research and Commercial Partners

OriginOil

Department of Energy – Idaho National Laboratory

- Cooperative Research and Development Agreement (CRADA) executed on 17 February 2009.
- Phase 1 Results: An unprecedented Energy Balance Model unveiled at the NAA conference in September 2009.

Status: Phase 1 complete; Phase 2 and Phase 3 currently under design..

OriginOil is collaborating with DOE on a blendable algae feedstock standard.

Desmet Ballestra N.V. (BELGIUM)

- An international leader in the manufacture and distribution of oil and fat processing equipment.
- More than $500M in annual equipment sales.

Status: The parties are operating under a signed Memorandum of Understanding for Desmet to manufacture and distribute OriginOil's components and systems in its 26 markets worldwide.

MBD Energy Limited (AUSTRALIA)

OriginOil is currently supplying MBD Energy, an Australian company, with its Quantum Fracturing and Single Step Extraction systems under a multi-phase commercialization program.

- MBD has begun serving its three carbon capture power station projects in Australia.
- Anglo American, one of the world's largest mining companies, is a cornerstone investor in MBD Energy.

Status: Research phase complete under multi-year master agreement.

MBD is now provisioning its first power plant project, with OriginOil an embedded strategic partner.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Consistently Ranked in Top Algae Co's.

OriginOil

- Latest Biofuels Digest roundup of the algae extraction challenge prominently features OriginOil:

BiofuelsDigest
The world's most widely read biofuels daily

Algal innovators pioneering new extraction techniques

OriginOil's Extraction and Live Extraction

"OriginOil's Single Step Extraction is currently implemented in the field at MBD Energy's James Cook University site in North Queensland, Australia…"

- Top-ten leading algae companies in Environmental Expert:

Algae: 10 Superstars With Strategies For Success

6. System Integration: OriginOil

"Extraction is a critical bottleneck in commercial algae production,"…

Environmental Expert.com
Since 1999
The Environmental Industry Online

OriginOil is in the recognized top tier of leading algae companies.

Major Media Exposure (2011 Highlights)

OriginOil

Forbes
Bloomberg Television
cnet
Energy Live News
Los Angeles Business Journal
treehugger – A Discovery Company
Fast Company
AlgaeIndustryMagazine.com
MarketWatch
biofuels international
Scientific American
Clean Technica
Biofuels Digest – The world's most widely read biofuels daily
Reuters
Aol Energy.
DealRadar
Financial Times
UPI.com
Climate Spectator – a Business Spectator publication
Fox News Channel
Townsville Bulletin

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Management Team

- **Riggs Eckelberry – President and CEO**
  - Co-founder, OriginOil, Inc., Co-inventor, OriginOil technology.
  - Veteran high-technology manager.
  - Record high sales and brand success for YellowPages.com, Panda Software and CleanSweep.
- **Paul Reep – Senior Vice President of Technology**
  - More than 25 years as senior manager in Department of Energy, Illinois Power Company, Mountain States Energy, Atomics International (Rockwell) and Lockheed Development Center.
  - Proven ability for facilitating government and private sector partnerships.
  - Recently collaborated on numerous technology licensing cases for the University of Southern California.
- **Scott Fraser – Vice President of Operations**
  - Veteran of enterprise sales and partnership building at Lucent and Avaya.
  - Veteran of concept-to-market process.
  - Extensive experience in technology prototyping.
- **Ken Reynolds – Vice President of Marketing**
  - Veteran technology manager specializing in commercialization of new and emerging technologies.
  - Achieved record multi-year increase in US sales for global security vendor Panda Software.
  - Implemented and managed global marketing campaigns for Digital Equipment Corporation, GenRad, HP, IBM, Ketema Aerospace, RGIS, Quanterra, and Unisys.
  - Extensive industry, government and academic relationships in Brazil.

Technology Team

- **Nicholas Eckelberry – Co-Founder, Chief Inventor**
  - 15 Years developing aeration technology which was patented and deployed at more than 2,000 sites in Japan.
  - Invented OriginOil's Quantum Fracturing, Single Step Extraction and many more OriginOil innovations.
  - Continues to drive inventions, authors company patents.
- **Jose Sanchez – Vice President of Growth and Production**
  - Veteran in the design and field operation of algae production systems.
  - As General Manager of Aurora Mexico, launched Aurora Algae's Mexico-based field operations and R&D center.
- **Michael Green – Senior Research Engineer**
  - CTO at hydrogen technology startup, GCS.
  - Three industry innovation awards while CTO at Vehicle Enhancement Labs.
- **Bill Charneski – Senior Director of Product Engineering**
  - At Dow Chemical:
    - Project Manager for two multi-million dollar processing plants.
    - Superintendent of multiple chemical plants.
    - District Sales Manager.
- **Alex Leshnick – IP Portfolio Manager**
  - Registered Patent Agent.
  - Managed more than 150 technologies for University of Southern California (USC), consisting of several hundred patents and patent applications.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Equity Structure as of 1 September 2011

OriginOil

- Total raised as private company in 2007: $1.7 million (64%)
  - Founders – 45%
  - Seed investors – 13%
  - Pre-IPO investors – 6%
- Total raised as public company 2008-2011: $8.8 million (36%)
  - Private placements – 20%
  - Private stock purchases – 9%
  - Convertible debt PIPE – 7%
- Grand total raised: $10.5 million.
- Total issued: 7,488,205 million shares of Common (no Preferred).
- Contingent commitments:
  - 1.68 million warrants @ $4.55 average strike. (1.53MM @ 5 years, 146K @ 3 years)
  - 421K stock options @ $6.53 average strike.

Source: OriginOil S-1A, 1 Sept 2011

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Milestones to Date



Corporate and Strategic Milestones
First Large-Scale Order
1st Inst. Round
$1M Order Backlog
First Field System Delivery
First Revenue (Strategic Partner)
Mobile Algae Extraction System Launched
Power Plant Customer Commitment
End-to-End Pilot System Launched
First Customer
DONE
DONE
DONE
DONE
DONE
DONE
DONE
Q1
Q2
Q3
Q4
Q1
Q2
2010
2011
OriginOil has made every milestone it has set.

A BREAKTHROUGH TECHNOLOGY TO EXTRACT OIL FROM ALGAE

Planning for Next 12 Months

- Standardize product offering.
- Complete shipment of $1 million order backlog.
- Integrate OriginOil technology with process partners.
- Continue to improve IP, science.
- Add three or more direct customers.
- Add two or more distribution partners.
- Continue process of up-listing to a senior U.S. exchange.

OriginOil intends to transition to full commercialization over the coming 12 months.

In Summary

- OriginOil is a streamlined company with critical, proprietary technology.
  - Solutions to critical technology hurdles.
  - Pursuing an efficient business model with low capital requirements.
  - Helping to define a uniform intermediate feedstock.
  - Transitioning to commercialization.

- OriginOil is positioned to:
  - Capitalize on carbon capture – a major driver for large-scale algae production.
  - Embed its extraction technology into industrial algae plants worldwide.
  - Stay ahead of future competitors through “first-mover advantage.”
  - Partner, rather than compete, with algae oil producers and OEMs.
  - Provide essential process innovations for our clients.

OriginOil is <u>the</u> strategic investment in the algae oil market.